                                                                     EXHIBIT 4.7
                                     LOGO






             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                 SEE REVERSE FOR STATEMENTS


This Certifies that




Is the Corporation of

       FULLY PAID AND  SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                           INDUS INTERNATIONAL, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated



  /s/                                               /s/

   SECRETARY                                         CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
               TRANSFER AGENT AND REGISTRAR


BY
                  AUTHORIZED SIGNATURE
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   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common                    UNIF GIFT MIN ACT -- ___________ Custodian______________________
     TEN ENT  -- as tenants by the entities                                      (Cust.)               (Minor)
     JT TEN   -- as joint tenants with right of                               Under Uniform Gifts to Minors
                 survivorship and not as tenants                              Act________________________________________
                 in common                                                                   (State)
     COM PROP -- as community property                   UNIF TRF MIN ACT -- ______________Custodian ____________________
                                                                                  (Cust.)
                                                                             ____________________ under Uniform Transfers
                                                                                  (Minor)
                                                                             to Minors Act_______________________________
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

POR VALUE RECEIVED._____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                                      X ________________________________________

                                      X ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed






By_____________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
  LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
  AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
  PURSUANT TO S.E.C. RULE 17.